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                                                                      EXHIBIT 21


                                  NOVELL, INC.
                         SUBSIDIARIES OF THE REGISTRANT

        As of October 31, 1998, the following companies were subsidiaries of Novell, Inc.:



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
                                                                                             STATE OF INCORPORATION OR
WHOLLY OWNED                                                                                COUNTRY IN WHICH ORGANIZED
------------                                                                                --------------------------
Fluent, Inc...........................................................................      Delaware
Novell de Argentina S.A...............................................................      Argentina
Novell Belgium N.V....................................................................      Belgium
Novell do Brasil Software Ltda........................................................      Brazil
Novell Canada, Ltd....................................................................      Canada
Novell Chile S.A......................................................................      Chile
Novell Corporation (Malaysia) Sdn Bhd.................................................      Malaysia
Novell Software de Colombia S.A.......................................................      Colombia
Novell Praha SRO......................................................................      Czech Republic
Novell Denmark A/S....................................................................      Denmark
Novell Europe, Inc....................................................................      Delaware
Novell European Support Center GmbH...................................................      Germany
Novell Finland OY.....................................................................      Finland
Novell GmbH (Austria).................................................................      Austria
Novell GmbH...........................................................................      Germany
Novell Hong Kong Ltd..................................................................      Hong Kong
Novell Hungary Software Ltd...........................................................      Hungary
Novell International, Ltd.............................................................      Barbados
Novell Ireland Real Estate Ltd........................................................      Ireland
Novell Ireland Software Limited.......................................................      Ireland
Novell Israel Software Ltd............................................................      Israel
Novell Italia S.R.L...................................................................      Italy
Novell Joint Venture Holding, Inc.....................................................      Delaware
Novell Korea Co., Ltd.................................................................      Korea
Novell de Mexico, S.A.de C.V..........................................................      Mexico
Novell Netherland B.V.................................................................      Netherlands
Novell New Zealand Ltd................................................................      New Zealand
Novell Norge A/S......................................................................      Norway
Novell de Panama S.A. ................................................................      Panama
Novell Peru S.A.......................................................................      Peru
Novell Polska Sp.Z.o.o................................................................      Poland
Novell Portugal Informatica LDA.......................................................      Portugal
Novell Pty, Ltd.......................................................................      Australia
Novell de Puerto Rico, Inc. ..........................................................      Puerto Rico
Novell S.A.R.L........................................................................      France
Novell Singapore Pte Ltd..............................................................      Singapore
Novell Software Development Pvt., Ltd.................................................      India
Novell Software Latino America Norte, CA..............................................      Venezuela
Novell South Africa Proprietary Ltd...................................................      South Africa
Novell Spain S.A......................................................................      Spain
Novell Svenska A.B....................................................................      Sweden
Novell Schweiz A.G....................................................................      Switzerland
Novell U.K., Ltd......................................................................      United Kingdom
Novell Uruguay S.A....................................................................      Uruguay
Novonyx, Inc..........................................................................      Delaware
Reference Software International......................................................      California
Softsolutions Technology Corporation..................................................      Utah
Ukiah Software, Inc. .................................................................      California
WordPerfect Danmark...................................................................      Utah
WordPerfect International.............................................................      Utah
WordPerfect America Latina............................................................      Utah
WordPerfect Publishing Corporation....................................................      Utah

MAJORITY OWNED
Novell Japan, Ltd.....................................................................      Japan
Onward Novell Software Pvt., Ltd......................................................      India
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